Exhibit 10.4

THIRD Amended and restated REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of May 2, 2025, by and among Purple Innovation, Inc., a Delaware corporation (including any successor entity thereto, “Parent”), and the undersigned parties listed under Investors on the signature page hereto (each an “Investor” and collectively, the “Investors”). This Agreement amends and restates in its entirety that certain Second Amended and Restated Registration Rights Agreement, dated as of March 12, 2025, among the Parent and the Investors set forth therein (the “Prior Agreement”).

WHEREAS, Purple Innovation, LLC (the “Borrower”), a wholly owned subsidiary of Parent, and certain of the Investors entered into that certain Amended and Restated Credit Agreement, dated as of January 23, 2024 (the “Credit Agreement”), together with Delaware Trust Company, as Administrative Agent;

WHEREAS, in connection with the entering into of the Credit Agreement, Parent issued to certain of the Investors warrants (the “Initial Warrants”) to purchase shares of Class A Common Stock of Parent (the “Initial Warrant Shares”);

WHEREAS, Borrower and certain of the Investors entered into that certain First Amendment to the Credit Agreement, dated as of the date of the Prior Agreement (the “Credit Agreement First Amendment”);

WHEREAS, in connection with the entering into of the Credit Agreement First Amendment, Parent issued to certain of the Investors warrants (the “Amendment Warrants”) to purchase shares of Class A Common Stock of Parent (the “Amendment Warrant Shares”);

WHEREAS, Borrower and certain of the Investors are entering into that certain Second Amendment to the Credit Agreement, dated as of the date of this Agreement (the “Credit Agreement Amendment”);

WHEREAS, in connection with the entering into of the Credit Agreement Amendment, Parent is issuing to the Investors additional warrants (the “Incremental Warrants” and, together with the Initial Warrants and the Amendment Warrants, the “Warrants”) to purchase shares of Class A Common Stock of Parent (the “Incremental Warrant Shares” and, together with the Initial Warrant Shares and Amendment Warrant Shares, the “Warrant Shares”); and

WHEREAS, the parties desire to amend and restate the Prior Agreement to provide the Investors with certain rights relating to the registration of the Incremental Warrants, the Incremental Warrant Shares and the other Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Coliseum Group” means Coliseum Capital Partners, L.P., Coliseum Capital Co-Invest III, L.P., Blackwell Partners LLC – Series A and each of their affiliates, and any transferee of the Registrable Securities (so long as they remain Registrable Securities) of a member of the Coliseum Group that is assigned or delegated the Demand Registrations afforded solely to members of the Coliseum Group in accordance with Section 6.2 of this Agreement (each of the foregoing being referred to as a member of the Coliseum Group).

“Class A Common Stock” means the class A common stock, par value $0.0001 per share, of Parent (including any successor common equity securities into which such securities are exchanged or converted).

“Existing Coliseum Registrable Securities” means those securities included in the definition of “Registrable Securities” specified in the Registration Rights Agreement, dated as of February 26, 2019, among the Parent and the Investors set forth therein.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Form S-3” is defined in Section 2.3.

“Incremental Warrant Shares” is defined in the recitals to this Agreement.

“Incremental Warrants” is defined in the recitals to this Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Warrant Shares” is defined in the recitals to this Agreement.

“Initial Warrants” is defined in the recitals to this Agreement.

“Investor(s)” is defined in the preamble to this Agreement and includes each member of the Coliseum Group and any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under Section 6.2 of this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Parent” is defined in the preamble to this Agreement, and shall include Parent’s successors by merger, acquisition, reorganization or otherwise.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Prior Agreement” is defined in the preamble to this Agreement.

“Pro Rata” is defined in Section 2.1.4.

“Proceeding” is defined in Section 6.10.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means: (i) all of the Warrants and the Warrant Shares issuable upon exercise of the Warrants, and any warrants, share capital or other securities of Parent issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Warrants and Warrant Shares; and (ii) any Class A Common Stock or other equity securities of Parent held by the Investors as of the date of this Agreement as set forth in Exhibit A hereto. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations or manner-of-sale restrictions as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to Parent’s transfer agent and the affected Investors, as reasonably determined by Parent, upon the advice of counsel to Parent and are held by an Investor that holds, on an as-converted or as-exercised basis, no more than 5% of the applicable class outstanding.

“Registration Expenses” is defined in Section 3.3.

“Registration Statement” means a registration statement filed by Parent with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 405” means Rule 405 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC).

“Rule 415” means Rule 415 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.10.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrant Shares” is defined in the recitals to this Agreement.

“Warrants” is defined in the recitals to this Agreement.

“WKSI” has the meaning given to such term in Section 2.5.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to Section 2.4, at any time and from time to time after the date of this Agreement, any Investor may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within five (5) days following receipt of any request for a Demand Registration, Parent will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify Parent within fifteen (15) days after the receipt by such Investor of the notice from Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Parent shall not be obligated to effect more than an aggregate of (i) six (6) Demand Registrations under this Section 2.1.1 demanded by the Coliseum Group and (ii) one (1) Demand Registration under this Section 2.1.1 demanded by each other Investor that holds, as of the date of such Demand Registration, on an as-converted or as-exercised basis, at least 5% of the outstanding Class A Common Stock.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and Parent has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders within thirty (30) days of such removal, rescission or termination elect to continue the offering; provided, further, that Parent shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration, is terminated or a majority-in-interest fail to elect to continue the offering in accordance with the immediately preceding clause (ii).

2.1.3 Underwritten Offering. If the initiating Demanding Holder so elects and advises Parent as part of its written demand for a Demand Registration that the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering, then the right of any other Demanding Holder to include their Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the Demanding Holders.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Parent and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Class A Common Stock or other securities which Parent desires to sell and the Class A Common Stock or other securities, if any, as to which registration by Parent has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Parent who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then Parent shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders that can be sold without exceeding the Maximum Number of Shares, with such Registrable Securities being included pro rata in accordance with the number of securities that each such Investor has requested be included in such registration, regardless of the number of Registrable Securities held by each such Investor (such proportion is referred to herein as “Pro Rata”); (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares. In the event that Parent securities that are convertible into Class A Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Parent securities on an as-converted to Class A Common Stock basis.

2.1.5 Withdrawal. If the initiating Demanding Holder disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in any offering, such initiating Demanding Holder may elect to withdraw from such offering by giving written notice to Parent and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the initiating Demanding Holder withdraws from a proposed offering relating to a Demand Registration in such event, then such registration shall not count as a Demand Registration provided for in Section 2.1 unless any other Demanding Holder that had provided notice of their intent to participate in such Demand Registration elects not to withdraw, in which case such registration shall count as a Demand Registration of such non-withdrawing Investor. Notwithstanding anything to the contrary in this Agreement, but subject to Section 4, Parent shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2.1.5.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. Subject to Section 2.4, if at any time after the date of this Agreement Parent proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Parent for its own account or for security holders of Parent for their account (or by Parent and by security holders of Parent including pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Parent’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Parent, (iv) for a dividend reinvestment plan, then Parent shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by Parent or another demanding shareholder, Parent shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their Registrable Securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Parent and the Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Class A Common Stock or other Parent securities which Parent desires to sell, taken together with (i) the Class A Common Stock or other Parent securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors hereunder, (ii) the Registrable Securities as to which registration has been requested under this Section 2.2, and (iii) the Class A Common Stock or other Parent securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Parent, exceeds the Maximum Number of Shares, then Parent shall include in any such registration:

(a) If the registration is undertaken for Parent’s account: (i) first, the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities of the Investors as to which registration has been requested pursuant to this Section 2.2 that can be sold without exceeding the Maximum Number of Shares, with such Registrable Securities being included Pro Rata; and (iii) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (i) and (ii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares; and

(b) If the registration is a “demand” registration undertaken at the demand of Persons other than an Investor, (i) first, the Registrable Securities of the Investors as to which registration has been requested pursuant to this Section 2.2 that can be sold without exceeding the Maximum Number of Shares, with such Registrable Securities being included Pro Rata; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Class A Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii), and (iii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares.

In the event that Parent securities that are convertible into Class A Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Parent securities on an as-converted to Class A Common Stock basis. Notwithstanding anything to the contrary contained above, to the extent that the registration of the Registrable Securities of the Investors would prevent Parent or the demanding stockholders from effecting such registration and offering, such Investors shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw its request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the Registration Statement. Parent (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 by Investors holding Registrable Securities that have requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Shelf Registration. After the date of this Agreement, subject to Section 2.4, Investors holding Registrable Securities that are not already included on an effective Registration Statement may at any time and from time to time, request in writing that Parent, pursuant to Rule 415, register the resale of any or all of their Registrable Securities on Form S-3, or if Form S-3 is not available to Parent, Form S-1 (any such Registration Statement, a “Shelf Registration Statement”); provided, however, that except as provided in Section 2.6 Parent shall not be obligated to effect such request through an underwritten offering. As soon as practicable after receipt of such written request, Parent will give written notice of the proposed registration to all other Investors holding Registrable Securities, and, as soon as practicable thereafter Parent will effect the registration of all or such portion of Investors’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such registration pursuant to this Section 2.3 if Investors holding Registrable Securities, together with the holders of any other securities of Parent entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.4 Registrable Securities Registration Statement. On or prior to May 30, 2025, or July 16, 2025 if Form S-3 is not then available to Parent (the “Registrable Securities Registration Filing Date”), Parent will prepare and file with the SEC pursuant to Rule 415 a Registration Statement on Form S-3, or if Form S-3 is not then available to Parent, Form S-1 (the “Registrable Securities Registration Statement”) to register the resale of the Registrable Securities, which Registrable Securities Registration Statement will not be treated as a Demand Registration for purposes of Section 2.1.1 but will be treated as a Registration for all other purposes of this Agreement, including Sections 3 and 4 hereof; provided, however, that the Registrable Securities of each Investor will be included for registration in the Registrable Securities Registration Statement only to the extent that such Investor promptly provides to Parent upon request (and in any event at least two (2) Business Days prior to the Registrable Securities Registration Filing Date) all of the information required by Section 3.4 below with respect to the Registrable Securities Registration Statement. Parent shall use its best efforts to cause such Registrable Securities Registration Statement to become effective as soon as practicable, but in no event later than seventy-five (75) days after the filing of such Registrable Securities Registration Statement. Upon effectiveness of the Registrable Securities Registration Statement, the Parent shall use its reasonable best efforts to keep such Registrable Securities Registration Statement effective with the SEC at all times and to re-file such Registrable Securities Registration Statement upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing any prospectus related to such Registrable Securities Registration Statement as may be reasonably requested by the Investors or as otherwise required, until such time as all Registrable Securities that could be sold in such Registrable Securities Registration Statement have been sold or are no longer outstanding. At all times, the Parent shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration. To the extent that the Parent becomes ineligible to use Form S-3, the Parent shall file a Shelf Registration Statement on Form S-1 not later than 45 days after the date of such ineligibility and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable.

2.5 Well-Known Seasoned Issuer. To the extent the Parent is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time when it is obligated to file a Registration Statement pursuant to Section 2.3 or Section 2.4, the Parent shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers the Registrable Securities requested to be registered. The Parent shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Parent shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Parent is required to re-evaluate its WKSI status the Parent determines that it is not a WKSI, the Parent shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, a Shelf Registration Statement on Form S-1; have such Shelf Registration Statement declared effective by the SEC; and keep such Shelf Registration Statement effective during the period during which such Shelf Registration Statement is required to be kept effective in accordance with Section 2.4. To the extent that the Parent is eligible to file an Automatic Shelf Registration Statement and an Investor notifies the Parent that it wishes to engage in a “block sale” off of such an Automatic Shelf Registration Statement and the Parent does not have an Automatic Shelf Registration Statement related to the Registrable Securities, the Parent shall use its reasonable best efforts to file an Automatic Shelf Registration Statement within five (5) business days of such notification by the Investor.

2.6 Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities is effective, if any Investor delivers a notice to the Parent (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”), then the Parent shall as promptly as practicable (and within five (5) days of such Take-Down Notice) amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Investors pursuant to Section 2.6(a)); provided, however, that Parent shall not be obligated to effect any Shelf Underwritten Offering pursuant to this Section 2.6 if Investors holding Registrable Securities, together with the holders of any other securities of Parent entitled to inclusion in such offering, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Investors shall be entitled to request an unlimited number of shelf take-downs to effect a Shelf Underwritten Offering, if available to the Parent, with respect to the Registrable Securities, in addition to the other registration rights provided in this Agreement, provided, however, Parent shall not be required to facilitate more than four (4) Shelf Underwritten Offerings in any calendar year. In connection with any Shelf Underwritten Offering:

(a) Parent shall also promptly deliver the Take-Down Notice to all other Investors with securities included on such Shelf Registration Statement and permit each such Investor to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Investor notifies the requesting Investor and Parent within two (2) days after distribution or dissemination (including via e-mail, if available) of the Take-Down Notice to such Investor;

(b) in the event that the managing Underwriter or Underwriters advises the requesting Investor and Parent in its good faith opinion that the dollar amount or number of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per share offering price), then the Underwriter or Underwriters may limit the number of Registrable Securities which would otherwise be included in such take-down offering in the same manner as described in Section 2.1.4 with respect to the limitation of securities to be included in a Demand Registration; and

(c) if at any time or from time to time, an Investor desires to sell Registrable Securities in a Shelf Underwritten Offering, the Underwriter or Underwriters, including the managing Underwriter, shall be selected by the Investors holding a majority-in-interest of the Registrable Securities included in such Shelf Underwritten Offering.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Parent is required to effect the registration of any Registrable Securities by Investors pursuant to Section 2, Parent shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Parent shall use its best efforts to, as expeditiously as possible, but in no event more than forty-five (45) days, after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the SEC a Registration Statement on any form for which Parent then qualifies or which counsel for Parent shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable, but in no event later than seventy-five (75) days after the filing of such Registration Statement, and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Parent shall have the right to defer any Demand Registration for up to an additional fifteen (15) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Parent shall furnish to Investors requesting to include their Registrable Securities in such registration a certificate signed by the President, Chief Executive Officer or Chairman of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be materially detrimental to Parent and its shareholders for such Registration Statement to be effected at such time; provided, further, that Parent shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. Parent shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. Parent shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Notification. After the filing of a Registration Statement, Parent shall promptly, and in no event more than three (3) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within three (3) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) subject to the last sentence of this Section 3.1.4, the occurrence or existence of any pending corporate development with respect to Parent that Parent believes may be material and that, in the determination of Parent’s Board of Directors, makes it not in the best interest of Parent to allow continued availability of such Registration Statement or any prospectus relating thereto; and (v) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, Parent shall furnish to Investors holding Registrable Securities included in such Registration Statement and the legal counsel of such Investors copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon, and Parent shall not file any Registration Statement or prospectus or amendment or supplement thereto to which such Investors or their legal counsel shall object. In no event shall any notification pursuant to this Agreement contain any information which would constitute material, non-public information regarding Parent or any of its subsidiaries.

3.1.5 State Securities Laws Compliance. Prior to any public offering of Registrable Securities, Parent shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject.

3.1.6 Agreements for Disposition. Parent shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Parent in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Parent shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause Parent’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. Parent shall furnish to each Investor holding Registrable Securities included in such Registration Statement a signed counterpart, addressed to such Investor, of (i) any opinion of counsel to Parent delivered to any Underwriter and (ii) any comfort letter from Parent’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, Parent shall furnish to each Investor holding Registrable Securities included in such Registration Statement, at any time that such Investor elects to use a prospectus, an opinion of counsel to Parent to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. Parent shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Parent shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, Parent shall make available senior executives of Parent to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.1.13 Transfer Agent. Parent shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of a Registration Statement providing for the sale of such Registrable Securities (and in connection therewith, if required by the Parent’s transfer agent, the Parent will, as soon as reasonably practicable, after the effective date of the Registration Statement, use its best efforts to cause an opinion of counsel in customary form as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any legend upon sale by the Investors or the managing Underwriter or Underwriters of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement and to deposit such Registrable Securities with the Depository Trust Company);

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1.4(iii), (iv) or (v), each Investor holding Registrable Securities included in such Registration Statement shall immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.4(iii), (iv) or (v) to the extent required, and, if so directed by Parent, each such Investor will deliver to Parent all copies, other than permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Parent shall be entitled to exercise its right under this Section 3.2 to suspend the availability of a Registration Statement and related prospectus for a period not to exceed thirty (30) calendar days once in any 365-day period.

3.3 Registration Expenses. Subject to Section 4, Parent shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration or sale effected pursuant to Sections 2.3-2.6, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective (“Registration Expenses”), including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Parent’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Parent and fees and expenses for independent certified public accountants retained by Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by Parent in connection with such registration; (ix) solely with respect to the Warrants, Warrant Shares and Existing Coliseum Registrable Securities, any actual underwriting discounts or selling commissions, placement agent or broker fees or similar discounts, commissions or fees and any related expenses incurred with respect to the sale of the Warrants, Warrant Shares or Existing Coliseum Registrable Securities by any Investor; provided that if such sale is effected as a “block sale” without stated underwriting discounts or selling commissions, the applicable amount of discounts, commissions or fees for purposes of this Section 3.3 will be negotiated in good faith between the Investor and Parent; and (x) the fees and expenses of one legal counsel selected by each Investor with Registrable Securities included in such registration or sale.

3.4 Information. Investors holding Registrable Securities included in such Registration Statement shall provide such information as may reasonably be requested by Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement including any Registrable Securities of the Investors, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Parent. Parent agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration; and Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such selling holder expressly for use therein. Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by the Investors. Each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless Parent, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such Investor expressly for use therein, and shall reimburse Parent, its directors and officers, each Underwriter and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

5.2 In Kind Distribution. If an Investor seeks to effectuate an in-kind distribution, a transfer or an assignment of all or part of its Registrable Securities to its direct or indirect equityholders or any affiliates thereof, then Parent will cooperate with such Investor and Parent’s transfer agent to facilitate such transaction in the manner reasonably requested by such Investor.

5.3 Transfer of Registrable Securities Without Any Legend. Parent shall, if requested by any Investor and following Rule 144 becoming available for the sale of the Registrable Securities (including, for the avoidance of doubt, any sale subject to the requirement for the Parent to be in compliance with the current public information required under Rule 144(i)(2) as to such securities), use its best efforts to facilitate the transfer of Registrable Securities without any legend prior to the sale thereof to an account of such Investor held in “street name” and, in connection therewith, cause Parent’s counsel to issue any legend removal opinion in standard form reasonably required by the transfer agent; provided that such Investor provides customary representation letters in form reasonably required by Parent’s counsel and/or the transfer agent; provided further that such account will have reasonable restrictions designed to ensure the sale of any such Registrable Securities would be pursuant to Rule 144 or another available exemption from registration under the Securities Act which would allow such Registrable Securities to be delivered without any legend; provided further that any fees (with respect to the Parent or the transfer agent, Parent’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Parent.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Parent represents and warrants that as of the date of this Agreement, no Person, other than (1) the holders of the Registrable Securities and (2) the parties to the Registration Rights Agreement, dated May 2, 2025, by and among Parent and Somnigroup International, Inc., has any right to require Parent to register any of Parent’s capital stock for sale or to include Parent’s capital stock in any registration filed by Parent for the sale of capital stock for its own account or for the account of any other Person. Parent will not (i) grant any registration right to third parties which are more favorable than or inconsistent with the rights granted hereunder or (ii) enter into any agreement, take any action or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Investors.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Agreement and the rights, duties and obligations of Investors holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any permitted transfer of Registrable Securities by such Investor; provided, that in connection with any such transfer, the Investor and such transferee may, in their discretion, make any arrangements as they deem appropriate relating to the allocation or exercise of such rights. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or of any assignee of the Investors. Without prejudice to any other or similar conditions imposed hereunder with respect to such transfer, no assignment permitted under the terms of this Section 6.2 will be effective unless and until the assignee to which the assignment is being made, if not an Investor, has delivered to Parent the executed Joinder Agreement in the form attached as Exhibit B hereto agreeing to be bound by, and be party to, this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Parent, to:	With a copy to (which shall not constitute notice):

Purple Innovation, Inc. 4100 North Chapel Ridge Road Suite 200 Lehi, Utah 84043 Attn: Todd Vogensen Email: todd.v@purple.com	Dorsey & Whitney LLP 111 S. Main St., Suite 2100 Salt Lake City, UT 84111 Attn: Nolan S. Taylor Email: taylor.nolan@dorsey.com Fax: (801) 933-7373 Tel: (801) 933-7366

If to an Investor, to the address set forth next to such Investor’s name on Exhibit A hereto.

Any Investor may from time to time give notice to Parent to opt out of such notice and rights pursuant to Sections 2.1, 2.2, 2.3 and 2.6, it being understood that such Investor may rescind such opt out notice at any time and that for as long as such opt out notice is effective, any notice sent to other Investors pursuant to Sections 2.1, 2.2, 2.3 or 2.6 will not prohibit or otherwise prejudice the ability of the Investor that has opted out from acquiring or disposing of any securities of Parent.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof.

6.7 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.8 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Parent and Investors holding a majority-in-interest of the Registrable Securities. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision

6.9 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.10 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof. All actions, claims or other legal proceedings arising out of or relating to this Agreement (a “Proceeding”) shall be heard and determined exclusively in any state or federal court located in the State of Delaware (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Proceeding brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Each party irrevocably consents to the service of the summons and complaint and any other process in any Proceeding, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.3. Nothing in this Section 6.10 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

6.11 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

Purple innovation, inc.

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer and Treasurer

[Signature Page to Registration Rights Agreement]

Investors:

Coliseum Capital partners, l.p.

By:	Coliseum Capital, LLC, its general partner

	By:	/s/ Adam Gray
	Name:	Adam Gray
	Title:	Manager

blackwell partners llc – series A

By:	Coliseum Capital Management, LLC—Attorney-in-Fact

	By:	/s/ Adam Gray
	Name:	Adam Gray
	Title:	Managing Partner

Coliseum capital co-invest iii, l.p.

By:	Coliseum Capital, LLC, its general partner

	By:	/s/ Adam Gray
	Name:	Adam Gray
	Title:	Manager

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Investors

Name of Investor	Address of Investor	Shares of Class A Common Stock
Coliseum Capital Partners, L.P.	c/o Coliseum Capital Management, LLC 105 Rowayton Avenue Rowayton, CT 06853 Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar Email: agray@coliseumpartners.com; chris@coliseumpartners.com; ccassar@coliseumpartners.com	35,192,565

Blackwell Partners LLC – Series A	c/o Coliseum Capital Management, LLC 105 Rowayton Avenue Rowayton, CT 06853 Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar Email: agray@coliseumpartners.com; chris@coliseumpartners.com; ccassar@coliseumpartners.com	8,529,277	[1]

Coliseum Capital Co-Invest III, L.P.	c/o Coliseum Capital Management, LLC 105 Rowayton Avenue Rowayton, CT 06853 Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar Email: agray@coliseumpartners.com; chris@coliseumpartners.com; ccassar@coliseumpartners.com	3,133,449

Harvest Small Cap Partners Master, Ltd.	505 Montgomery Street, Suite 1250 San Francisco, CA 94111 Attention: Jeffrey B. Osher Email: jeff@nostreetcapital.com With a copy to (which shall not constitute notice) Keating Muething Klekamp PLL 1 East Fourth Street, Suite 1400 Cincinnati, Ohio 45202 Attn: Julie T. Muething Email: jmuething@kmklaw.com	2,353,626

Harvest Small Cap Partners, L.P.	505 Montgomery Street, Suite 1250 San Francisco, CA 94111 Attention: Jeffrey B. Osher Email: jeff@nostreetcapital.com With a copy to (which shall not constitute notice) Keating Muething Klekamp PLL 1 East Fourth Street, Suite 1400 Cincinnati, Ohio 45202 Attn: Julie T. Muething Email: jmuething@kmklaw.com	1,146,374

HSCP Strategic IV, L.P.	505 Montgomery Street, Suite 1250 San Francisco, CA 94111 Attention: Jeffrey B. Osher Email: jeff@nostreetcapital.com With a copy to (which shall not constitute notice) Keating Muething Klekamp PLL 1 East Fourth Street, Suite 1400 Cincinnati, Ohio 45202 Attn: Julie T. Muething Email: jmuething@kmklaw.com	1,500,000

[1]	Held through a separate account managed by Coliseum Capital Management, LLC.

EXHIBIT B

JOINDER AGREEMENT

Reference is made to the Third Amended and Restated Registration Rights Agreement, dated as of May 2, 2025 (as amended from time to time, the “Registration Rights Agreement”), by and among Purple Innovation, Inc., a Delaware corporation (including any successor entity thereto, “Parent”), and the Investors party thereto (each an “Investor” and collectively, the “Investors”), and the other parties thereto, if any. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Number of Transferred Registrable Securities Received:

Acknowledged by:

[NAME]

By:
Name:
Title:

19